SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 18, 2002

                      Fortune Diversified Industries, Inc.
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               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                         (State or Other Jurisdiction of
                         Incorporation or Organization)


  0-19049                                                         74-2504501
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  (Commission                                               (IRS Employer
  File Number)                                           Identification No.)

                6809 Corporate Drive, Indianapolis, Indiana 46278
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (317) 532-1374


                                       N/A
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  (Former Name, Address and Former Fiscal Year, if Changed Since Last Report)


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Fortune Diversified Industries, Inc.
SEC Form 8-K

Item 2.  Acquisition or Disposition of Assets.

         PDH, Inc. ("PDH"), an Indiana corporation and wholly-owned subsidiary of the Registrant, acquired certain assets of DicksonHughes Group, LLC ("Seller"), an Indiana limited liability company, through an Asset Purchase Agreement dated January 18, 2002 ("Agreement"). The assets acquired include certain of the Seller's accounts receivable, work-in-process, prepaid expenses, software, computer hardware and fixtures, and backlog. The nature and amount of consideration given for the acquired assets is Seven Hundred Forty Thousand Two Hundred Seven Dollars ($740,207.00), which is subject to adjustments as described in the Agreement. The principle followed in determining the amount of consideration paid was the book value of the assets, with adjustments thereto for certain aspects of the transaction, including the collectibility of the accounts receivable and other matters. The assets were acquired through the Seller. Messrs. Thimlar, Hughes and Dickson are parties to the Agreement for purposes of certain covenants not to compete and indemnification provisions of the Agreement. There is no material relationship between the Registrant or PDH and the Seller or Messrs. Thimlar, Hughes and Dickson. The source of the funds used for the acquisition was cash held by Registrant prior to the Agreement. The Seller used the physical assets in multiple aspects of its business; Registrant intends to devote the physical assets to its existing wireless telecommunications business.

The foregoing description of certain provisions of the Agreement, a copy of which is filed as exhibit hereto and incorporated herein by reference, is not intended to be complete and is qualified in its entirety by reference to the full text of such Agreement.


Item 7.     Financial Statements and Exhibits

(a) and (b) N/A.

(c)     Exhibits

Exhibit Number      Description
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Exhibit 7.1         Asset Purchase Agreement as of January 18, 2002 by and
                    among PDH, INC. an Indiana corporation, as Purchaser, and DICKSONHUGHES GROUP, LLC, an Indiana limited liability company, as Seller, and Andrew W. Thimlar, Allen E. Hughes, and S. David Dickson for limited purposes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      Fortune Diversified Industries, Inc.
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                                  (Registrant)

DATE:     January 18, 2002

                                        By:  /s/ Douglas E. May
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                                             Douglas E. May,
                                             Vice President of Finance
                                             and Chief Financial Officer







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                                  EXHIBIT INDEX



EXHIBIT
  NO.                  DESCRIPTION                                          PAGE
-------                -----------                                          ----


Exhibit 7.1 Asset Purchase Agreement as of January 18, 2002 by and among PDH, INC. an Indiana corporation, as Purchaser, and DICKSONHUGHES GROUP, LLC, an Indiana limited liability company, as Seller, and Andrew W. Thimlar, Allen E. Hughes, and S. David Dickson for limited purposes related thereto.




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